UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2014

NGL ENERGY PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-35172	27-3427920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6120 South Yale Avenue
Suite 805
Tulsa, Oklahoma 74136

(Address of principal executive offices) (Zip Code)

(918) 481-1119

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 7, 2014, Norman J. Szydlowski, a designated representative of SemGroup Corporation (“SemGroup”) on the Board of Directors (the “Board of Directors”) of NGL Energy Holdings LLC, the general partner of NGL Energy Partners LP (the “Partnership”), tendered his resignation from the Board of Directors, effective April 1, 2014.  Pursuant to the terms of the Third Amended and Restated Limited Liability Company Agreement of the General Partner, as amended, SemGroup has elected to appoint Carlin G. Conner as its designated representative on the Board of Directors, effective April 1, 2014, to fill the vacancy created by Mr. Szydlowski’s resignation.  The resignation letter is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Letter from SemGroup, dated March 7, 2014, regarding resignation of designated representative

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NGL ENERGY PARTNERS LP

	By:	NGL Energy Holdings LLC,
its general partner

Date: March 13, 2014		By:	/s/ H. Michael Krimbill
H. Michael Krimbill Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter from SemGroup, dated March 7, 2014, regarding resignation of designated representative